Goodwill and Intangible Assets - Schedule of Estimated Future Amortization Expense of Intangible Assets Excluding Patents Currently in Process (Detail) - USD ($) $ in Thousands	Mar. 31, 2019	Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
2019		$ 79,062
2020	$ 67,990	67,807
2021	58,709	58,578
2022	48,759	48,674
2023	28	47
Thereafter	$ 0	11
Total estimated amortization expense		$ 254,179